ASSIGNMENT OF OIL AND GAS LEASES, OPERATING
                         RIGHTS AND RECORD TITLE,
                       CONVEYANCE AND BILL OF SALE


STATE OF COLORADO )
                  )SS.
COUNTY OF DENVER  )

KNOW ALL MEN BY THESE PRESENTS:

     THAT INFINITY OIL & GAS, INC., having an address at 730 17th Street, Suite 250, Denver, Colorado 80202, hereinafter referred to as "Assignor", in consideration of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid, the receipt of which is hereby acknowledged, does hereby grant, convey, sell, assign and transfer unto INFINITY OIL & GAS OF WYOMING, INC., having an address at 211 West 14th, Chanute, Kansas 66720, hereinafter referred to as "Assignee", all of Assignor's right, title and interest in and to various Operating Rights and Record Title in Leases for Oil and Gas from the BLM, as described on Exhibit "A" attached, ("the Leases"), and any and all those associated rights to earn oil and gas leases and contracts lying in Sublette, Wyoming, as evidenced and described in that Letter Agreement between Assignor and Freeman Investments dated August 30, 1999 (Exhibit "B") attached hereto and made a part hereof, together with the rights incident and appurtenant thereto, or used or obtained in connection with said oil and gas leases, contracts, and lands.

     This Assignment is subject to all of the terms and the express and implied covenants and conditions of Letter Agreement between Assignor and Freeman Investments dated August 30, 1999 (Exhibit "B").

     This Assignment is made without warranty, either express or implied, but is made with full transfer and subrogation of rights and actions of warranty that Assignor may have as to the interest assigned.

     The Assignee shall hold Assignor harmless, and defend Assignor, against any and all claims arising from, or in conjunction with Assignees interests in, and ownership of, the Agreement, Leases and Lands.

     This Assignment is subject to that Participation Agreement by and between the parties dated January 28, 1999 and effective December 1.

     TO HAVE AND TO HOLD unto Assignee, its successors and assigns subject to the provisions hereof.

     EXECUTED this 16th day of March, 2000 and effective March 1, 2000.

ATTEST:                               INFINITY OIL & GAS, INC.

By:/s/ Steve Reynolds                 By:/s/ J. Timothy Button


ATTEST:                               INFINITY OIL & GAS OF WYOMING, INC.

By:/s/ Jeffrey L. Dale                By:/s/ Stanton E. Ross

                               ACKNOWLEDGEMENT

STATE OF ___________)
                    )SS.
COUNTY OF _________ )

     On this 7th day of June, A.D., 2000, before me, the undersigned, a Notary Public in and for the county and state aforesaid, personally appeared J. Timothy Button to me known to be the identical person who signed the name of the maker thereof to the within and foregoing instrument as its President and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     Given under my hand and seal the day and year last above written.

My commission expires: January 31, 2003    /s/ Zoe E. Stitzer, Notary Public

                                  EXHIBIT "A"

                                  Page 1 of 1

Attached to that ASSIGNMENT OF OIL AND GAS LEASES, OPERATING RIGHTS AND RECORD TITLE, CONVEYANCE AND BILL OF SALE by and between Infinity Oil & Gas, Inc. and Infinity Oil & Gas of Wyoming, Inc. dated March 16, 2000 and lying in Sublette County, Wyoming

THE "LEASES'
WYW-136852
Township 29 North, Range 114 West

Section 1:     Lots 1-4, S/2NW, N/2SW
Section 2:     SWNE, SWNW, NESE, Lots 1-4
Section 11:    SWNE, W/2, SE
Section 12:    NWSW, S/2S/2
Section 13:    All
Section 14:    All
containing 2458.69 acres, more or less

WYW-136857
Township 30 North, Range 114 West
Section 27:    S/2N/2, N/2SW, SE
containing 400 acres, more or less

WYW-136855
Township 30 North, Range 114 West
Section 6:     Lots 1-7, S/2NE, SENW, E/2SW, SE
Section 7:     E/2SW, N/2SE
Section 17:    SW
Section 19:    SWNE, NWSE
Section 20:    N/2SW
Section 22:    S/2
Section 23:    S/2SW, SWSE
Section 27:    N/2N/2
Section 30:    Lots 3, 4, SENE, E/2SW
Containing 1916.43

All lying in Sublette County, Wyoming